Exhibit 10.13

GATOR.COM CORPORATION

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

March 28, 2000

-i-

GATOR.COM CORPORATION

INVESTORS’ RIGHTS AGREEMENT

This Investors’ Rights Agreement (the “Agreement”) is made as of the 28th day of March, 2000, by and among Gator.com Corporation, a Delaware corporation (the “Company”), the holders of the Company’s Series A Preferred Stock listed on Exhibit A hereto (the “Series A Holders”), the holders of the Company’s Series B Preferred Stock listed on Exhibit B hereto (“the Series B Holders”); the holders of Series C Preferred Stock listed on Exhibit C hereto (the “Series C Holders”) and the holders of Series D Preferred Stock listed on Exhibit D hereto (the Series D Holders”), each of which is herein referred to as an “Investor,” and the individuals listed on Exhibit E hereto, each of whom is herein referred to as a “Founder”.

RECITALS

A. The Company, the Founders, the Series A Holders, the Series B Holders and the Series C Holders have previously entered into an Investors’ Rights Agreement dated as of November 30, 1999 (the “Series C Rights Agreement”), pursuant to which the Company granted the Founders, the Series A Holders, the Series B Holders and Series C Holders certain rights.

B. The Company and the Investors have entered into a Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith pursuant to which the Company desires to sell to the Series D Holders and the Series D Holders desire to purchase from the Company shares of the Company’s Series D Preferred Stock. A condition to the Series D Holders’ obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement in order to provide the Series D Holders with (i) certain rights to register shares of the Company’s Common Stock issuable upon conversion of the Series D Preferred Stock held by the Series D Holders, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities. The Company, the Investors and the Founders each desire to induce the Series D Holders to purchase shares of Series D Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

D. The Company, the Founders, the Series A Holders, the Series B Holders and the Series C Holders each desire to amend and restate the Series C Rights Agreement to add Series D Holders as parties to this Agreement and make certain other changes.

AGREEMENT

The parties hereby agree as follows:

A. Agreement of Prior Rights Agreement; Waiver of Right of First Offer.

Effective and contingent upon execution of this Agreement by the Company and the holders of a majority of the Registrable Securities, as that term is defined in the Series C Rights Agreement, not including the Founders Stock, as that term is defined in the Series C Rights

Agreement, and upon closing of the transactions contemplated by the Purchase Agreement, the Series C Rights Agreement is hereby amended and restated to read as set forth in this Agreement, and the Company, the Founders, and the Investors hereby agree to be bound by the provisions hereof as the sole agreement of the Company, the Founders and the Investors with respect to registration rights of the Company’s securities and certain other rights, as set forth herein. Each Investor that is a party to the Series C Rights Agreement hereby waives its rights set forth in Section 2.3 of the Series C Rights Agreement to the extent that such Investor is not purchasing its full pro rata portion of shares of the Company’s Series D Preferred Stock being issued in connection with the Series D Stock Purchase Agreement of even date herewith.

1. Registration Rights. The Company and the Investors covenant and agree as follows:

1.1 Definitions. For purposes of this Section 1:

(a) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement or document;

(b) The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (together the “Preferred Stock”), (ii) the shares of Common Stock issued to the Founders (the “Founders’ Stock”), provided, however, that for the purposes of Section 1.2, 1.4 or 1.13 the Founders’ Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (ii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(c) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(d) The term “Holder” means any person or persons or affiliates of person or persons owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

(e) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act;

(f) The term “SEC” means the Securities and Exchange Commission; and

(g) The term “Qualified IPO” means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act, which results in a public offering price not less than $11.50 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds of $25,000,000 (net of underwriting discounts and commissions).

1.2 Request for Registration.

(a) If the Company shall receive at any time after the earlier of (i) the fifth anniversary of the Initial Closing (as defined in the Purchase Agreement), or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least $10,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.3.

(b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

(ii) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.3, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of not less than forty percent (40%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 1.3.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such

Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

1.7 Expenses of Registration.

(a) Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided, further, that if the withdrawal by the Holders of the registration request is based upon material adverse information concerning the Company of which such Holders were not aware at the time of such registration request the Company shall bear such registration expenses and the Holders shall not have been deemed to forfeit their right to one demand registration pursuant to Section 1.2.

(b) Company Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of

Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

(c) Registration on Form S-3. All expenses incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees and the reasonable fees and disbursements of one counsel (up to $25,000 in counsel fees per registration) for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company, shall be borne by the Company. Any underwriters’ discounts or commissions associated with Registrable Securities, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration. Notwithstanding the foregoing, under no circumstances, shall the Company incur any expenses for a S-3 registration after the Holders have effected three (3) registrations on Form S-3 pursuant to Section 1.4.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering, (ii) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, except as provided in (i) the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included or (iii) any securities held by a Founder be included if any securities held by any selling Holder are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 100,000 shares of such securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are general partner, limited partners s or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2-1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

1.14 “Market Stand-Off” Agreement. Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

(a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

(b) all officers and directors of the Company, all one-percent securityholders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

(c) if the Company and the underwriter shall release any stockholders from the restriction set forth in this Section 1.14, the Company shall use its best efforts to ensure that all stockholders are released on a pro-rata basis.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

Notwithstanding the foregoing, the obligations described in this Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future or any stock acquired on the public market in or subsequent to a Qualified IPO.

1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of a Qualified IPO, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three (3)-month period without registration, or (iii) at such time as the holder holds Registrable Securities constituting less than one percent (1%) of the outstanding voting stock of the Company.

2. Covenants of the Company.

2.1 Delivery of Financial Statements. The Company shall deliver to each Holder of at least 100,000 shares of Series A, Series B, Series C and/or Series D Preferred Stock (other than a Holder reasonably deemed by the Company to be a competitor of the Company):

(a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within forty five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(c) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, and, as soon as prepared, any other budgets or revised budgets prepared by the Company; provided, however, that the Company shall not be obligated pursuant to this Section 2.1 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information and

(d) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so.

2.2 Inspection. The Company shall permit each Holder of at least 100,000 shares of Series A, Series B, Series C and/or Series D Preferred Stock (except for a Holder reasonably deemed by the Company to be a competitor of the Company), at such Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

2.3 Right of First Offer. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, a “Major Investor” shall mean any person who holds at least 100,000 shares of Preferred Stock (or the Common Stock issued upon conversion thereof). For purposes of this Section 2.3, Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice by certified mail (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) Within 15 calendar days after delivery of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Preferred Stock (or Common Stock issued upon conversion thereof) then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

(c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) The right of first offer in this paragraph 2.3 shall not be applicable (i) to the issuance or sale of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, (ii) to or after consummation of a Qualified IPO, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions, (vi) to the issuance, sale or conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, (vii) to the issuance of securities that, with unanimous approval of the Board of Directors of the Company, are not offered to any existing stockholder of the Company, or (viii) any additional Closings as contemplated by the Series D Preferred Stock Purchase Agreement.

2.4 Prompt Payment of Taxes, etc. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company will promptly pay or cause to be paid when due, or in conformance with customary trade terms or otherwise in accordance with policies related thereto adopted by the Company’s Board of Directors, all other indebtedness incident to operations of the Company.

2.5 Maintenance of Properties and Leases. The Company will keep its properties and those of its subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its subsidiaries will at all times comply with each material provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operations of the Company.

2.6 Insurance. Except as otherwise decided in accordance with policies adopted by the Company’s Board of Directors, the Company will keep its assets and those of its subsidiaries which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business, and the Company will maintain, with financial sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

2.7 Use of Proceeds. The Company will use the proceeds from the sale of Series D Preferred Stock pursuant to the Series D Agreement for general corporate purposes. No proceeds will be used in the payment of any funded debt of the Company or in the repurchase or cancellation of securities held by any investor.

2.8 Compliance with Requirements of Government Authorities. The Company and all its subsidiaries shall duly observe and conform to all valid requirements of governmental authorities relating to the conduct of their businesses or to their properties or assets.

2.9 Maintenance of Corporate Existence, etc. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of their business.

2.10 Termination of Covenants.

(a) The covenants set forth in Sections 2.1 through Section 2.9 shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) when the Company shall sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection (ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation.

(b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.4(a) above.

3. Miscellaneous.

3.1 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company agrees that TCV, IV L.P. may assign its right thereunder to TCV Strategic Partners, L.P. in connection with a transfer exempt from the registration under the Securities Act of portion of its Series D shares to such entity.

3.2 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding, not including the Founders’ Stock; provided that if such amendment has the effect of affecting the Founders’ Stock (i) in a manner different than securities issued to the Investors and (ii) in a manner adverse to the interests of the holders of the Founders’ Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders’ Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

3.3 Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth on the signature page on Exhibits A-D hereto or as subsequently modified by written notice.

3.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

3.5 Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

3.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.8 Aggregation of Stock. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Signature Page Follows]

The parties have executed this Agreement as of the date first written above.

COMPANY:

GATOR.COM CORPORATION

By:	/s/ Jeff McFadden

Title:	President & CEO

Company Address:

Fax Number:

FOUNDERS:

Denis Coleman

Address:

/s/ Jeff McFadden

Jeff McFadden

Address:

/s/ Aleksandar S. Zorovic

Aleksandar S. Zorovic

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Name of Investor

By:	/s/ Denis R. Coleman

Print Name: Denis R. Coleman

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

David K. Tu and Kristl Lee Revocable Trust
Name of Investor

By:	/s/ David Tu

Print Name: David Tu

Its:	Trustee

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Buch 1993 Revocable Trust
Name of Investor

By:	/s/ Wally S. Buch

Print Name: Wally S. Buch

Its:	Trustee

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Craig W. Johnson
Name of Investor

By:	/s/ Craig Johnson

Print Name: Craig Johnson

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Name of Investor

By:	/s/ Norman Tu

Print Name: Norman Tu

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

By:	/s/ Jeffrey Y. Suto

Print Name: Jeffrey Y. Suto

Its:

Address:	c/o Venture Law Group
2775 Sand Hill Road
Menlo Park, CA 94018

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Andreas Bechtolsheim
Name of Investor

By:	/s/ Andreas Bechtolsheim

Print Name: Andreas Bechtolsheim

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

GARAGE.COM

By:	/s/ Mary Ann Cusenza

Print Name: Mary Ann Cusenza

Its:	VP/CFO

Address:

Facsimile:

INVESTOR:

GARAGE.COM INVESTMENTS I, LP

By:	/s/ Mary Ann Cusenza

Print Name: Mary Ann Cusenza

Its:	VP/CFO of the General Partner

Address:

Facsimile:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Nygimatech Ventures
Name of Investor

By:	/s/ Kurt Baumann

Print Name: Kurt Baumann

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

G Robert Dow
Name of Investor

By:	/s/ G Robert Dow

Print Name:

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

David Burow
Name of Investor

By:	/s/ David Burow

Print Name: David Burow

Its:	An Individual

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

William Herman
Name of Investor

By:	/s/ William Herman

Print Name: William Herman

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Barry Andrew Newman
Name of Investor

By:	/s/ Barry Andrew Newman

Print Name:

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Richard B. Stone
Name of Investor

By:	/s/ Richard B. Stone

Print Name:

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Richard C. Jaffe
Name of Investor

By:	/s/ Richard C. Jaffe

Print Name:

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Muller Trust U/P/T 7-1-81
Name of Investor

By:	/s/ Anthony R. Muller

Print Name: Anthony R. Muller

Its:	Trustee

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

COMDISCO, INC.

By:	/s/ Jill C. Hanses

Print Name: Jill C. Hanses

Its:	Senior Vice President

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Name of Investor

By:	/s/ Howard L Spitz

Print Name:

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

VLG Investments 1999
Name of Investor

By:	/s/ John V. Bautista

Print Name: John V. Bautista

Its:	Manager

Address:	c/o Venture Law Group
2800 Sand Hill Rd
Menlo Park, CA 94025

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Kenneth Cramer
Name of Investor

By:	/s/ Kenneth Cramer

Print Name:

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Richard Perez
Name of Investor

By:	/s/ Richard Perez

Print Name:	Richard Perez

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Name of Investor

By:	/s/ Michael E. Filice

Print Name:	Michael E. Filice

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

U. S. VENTURE PARTNERS VI, L.P.
USVP VI AFFILIATES FUND, L.P.
USVP ENTREPRENEUR PARTNERS VI, L.P.
2180 ASSOCIATES FUND VI, L.P.
By:	Presidio Management Group VI, L.L.C.
Its:	General Partner

By:	/s/ Michael P. Maher

Print Name:	Michael P. Maher

Its:	Attorney-in-fact

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Connie C. Lee MD
Name of Investor

By:	/s/ Connie C Lee MD

Print Name:	Connie C Lee MD

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

The Lee Family Limited Partnership
Name of Investor

By:	/s/ Connie C. Lee MD

Print Name:	Connie C. Lee MD

Its:	General Partner

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Electrodiagnosis & Rehab PA
Retirement Fund
Name of Investor

By:	/s/ Connie C. Lee MD

Print Name:	Connie C. Lee MD

Its:	President

Address:

Fax No.

E-mail

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Leopard Aggressive Fund, Ltd
Name of Investor

By:	/s/ Alain Berdouaré

Print Name:	Alain Berdouaré

Its:	Investment Manager

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Jon R. Love
Name of Investor

By:	/s/ Jon R. Love

Print Name:	Jon R. Love

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Capital M Group, LLC
Name of Investor

By:	/s/ Jeff Blank

Print Name:	Jeff Blank

Its:	Manager

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Name of Investor

By:	/s/ Richard Stollenwerck

Print Name:	Richard Stollenwerck

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Internet Ventures III
Name of Investor

By:	/s/ Anthony T. Coscio

Print Name:	Anthony T. Coscio

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

By:	/s/ Illegible

Print Name:

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

WTI Ventures
Name of Investor

By:	/s/ S. Allan Johnson

Print Name:	S. Allan Johnson

Its:	General Partner

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Scott Cook
Name of Investor

By:	/s/ Scott Cook

Print Name:

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Bruce R. Katz
Name of Investor

By:	/s/ Bruce R. Katz

Print Name: Bruce R. Katz

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Ian Sobieski
Name of Investor

By:	/s/ Ian Sobieski

Print Name: Ian Sobieski

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Richard Chisholm
Name of Investor

By:	/s/ RICHARD CHISHOLM

Print Name: Richard Chisholm

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

INVESTOR (GUERNSEY) LTD.

By:	/s/ Neil Crocker /s/ Mark Hollander

Print Name: Neil Crocker Mark Hollander

Its:

Address:

Fax No.:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

TCV IV, L.P. a Delaware Limited Partnership
By:	Technology Crossover Management IV, L.L.C.,
Its:	General Partner

By:	/s/ Carla S. Newell

Print Name: Carla S. Newell

Its:	Attorney in Fact

Mailing Address:

with a copy to:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Crosslink Crossover Fund III L.P.
Name of Investor

By:	/s/ Michael J. Stark

Print Name: Michael J. Stark

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Offshore Crosslink Crossover Fund III
Name of Investor

By:	/s/ Michael J. Stark

Print Name: Michael J. Stark

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Crosslink Omega Ventures III, L.L.C.
Name of Investor

By:	/s/ Michael J. Stark

Print Name: Michael J. Stark

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Omega Bayview, L.L.C.
Name of Investor

By:	/s/ Michael J. Stark

Print Name: Michael J. Stark

Its:

Address:	c/o Robertson Stephens 555 California Street, Suite 2606 San Francisco, CA 94104

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

GREYLOCK X LIMITED PARTNERSHIP

By:	Greylock X GP Limited Partnership, its General Partner

	By:	/s/ David Sze

Print Name: David Sze
Its: General Partner

GREYLOCK X-A LIMITED PARTNERSHIP

By:	Greylock X GP Limited Partnership, its General Partner

	By:	/s/ David Sze

Print Name: David Sze
Its: General Partner

Address:

Fax No.:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

MCCANCE FAMILY LIMITED PARTNERSHIP*
By:	Henry F. McCance, General Partner

HOWARD E. COX, JR.*

THE ROGER L. EVANS REVOCABLE TRUST DATED 12/16/99*
By:	Roger L. Evans, Trustee

MAPACHE INVESTMENTS L.P. U/A/D 05/31/99*
By:	David N. Strohm and Kathryn R. Reavis, Trustees

DAVID N. STROHM*

WILLIAM S. KAISER*

WILLIAM W. HELMAN*

CHARLES CHI AND RENEE VAN DIEEN COMMUNITY PROPERTY*
By:	Charles Chi and Renee Van Dieen

ANEEL BHUSRI*

*By:	/s/ William W. Helman

Print Name: William W. Helman

Its:	Attorney In-Fact

Address:

Facsimile:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

CHARLES M. HAZARD, JR.*

HAZARD FAMILY TRUST FOR WHITNEY KEANE HAZARD*
By:	Katharine Hazard Flynn, Trustee

HAZARD FAMILY TRUST FOR CHARLES MICHAEL HAZARD III, *
By:	Katharine Hazard Flynn, Trustee

HAZARD FAMILY TRUST FOR ISABELLE POWELL HAZARD, *
By:	Katharine Hazard Flynn, Trustee

DAVID SZE *

DAVID B. ARONOFF *

*By:	/s/ William W. Helman

Print Name: William W. Helman

Its:	Attorney In-Fact

Address:

Facsimile:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Steven E. Bochner
Name of Investor

By:	/s/ Steven E. Bochner

Print Name: Steven E. Bochner

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Jeff Samberg
Name of Investor

By:	/s/ Jeff Samberg

Print Name: Jeff Samberg

Its:

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

SILICON VALLEY BANCSHARES

By:	/s/ Harry W. Kellog, Jr.

Print Name: Harry W. Kellog, Jr.

Title:	Vice Chair

Address:

Facsimile:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

HYBRID VENTURE PARTNERS, L.P.,
a Delaware limited partnership

By:	Rosemont Venture Management I, L.L.C.
Its: General Partner

By:	/s/ James P. Labe

Print Name: James P. Labe

Its:	Managing Member

Address:

Facsimile:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

INTERNET VENTURES VII

By:	/s/ David J. Laplaca 6/29/00

Print Name: David J. LaPlaca

Its:	Managing Member

Address:

Facsimile:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

Createlabs, Inc.
Name of Investor

By:	/s/ Bob Haya

Print Name: Bob Haya

Its:	President

Address:

Fax No.

E-mail:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

LIAM FULLERTON VENTURES, L.L.C.

By:	/s/ Mitchell Weisman

Print Name: Mitchell Weisman

Its:	Managing Member

Address:

Facsimile:

LIAM FULLERTON VENTURES II, L.L.C.

By:	/s/ Mitchell Weisman

Print Name: Mitchell Weisman

Its:	Managing Member

Address:

Facsimile:

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

EXHIBIT A

SERIES A HOLDERS

Name/Address

Denis Coleman

David K. Tu and Kristl W. Lee Revocable Trust

Buch 1993 Revocable Trust

Craig W. Johnson

Norman Tu Revocable Trust dated 2-14-90

Jeffrey Y. Suto

EXHIBIT B

SERIES B HOLDERS

Name/Address

Andreas Bechtolsheim

Garage.com Investments I, L.P.

Kurt Bauman

Robert Dow

David Burow

Vinnie Vyas

William Herman

Barry Andrew Newman

Judson A. Cooper

Name/Address

Joshua D. Schein

Richard B. Stone

David B. Kaufman

Maryann Michelizzi

Richard Jaffe

Anthony Richard Muller and Lary Lynn H. Muller, trustees of the Anthony Richard Muller and Lary Lynn H. Muller trusts, U/D/T 7-1-81 Uniphase

Comdisco, Inc.

Howard Spitz

Thomas Linear

Name/Address

VLG Investments 1999 c/o Venture Law Group 2800 Sand Hill Road Menlo Park, CA 94025

Craig W. Johnson c/o Venture Law Group 2800 Sand Hill Road Menlo Park, CA 94025

Jeffrey Y. Suto c/o Venture Law Group 2800 Sand Hill Road Menlo Park, CA 94025

Kevin G. Montler c/o Venture Law Group 2800 Sand Hill Road Menlo Park, CA 94025

Kenneth D. Cramer c/o Venture Law Group 2800 Sand Hill Road Menlo Park, CA 94025

Richard Perez

Michael E. Filice

EXHIBIT C

SERIES C HOLDERS

Name	No. of Shares
U.S. Venture Partners VI, L.P.	3,984,678
USVP VI Affiliates Fund, L.P.	182,903
USVP Entrepreneur	117,581
2180 Associates Fund VI, L.P.	69,677
Andy Bechtolsheim (Note Conversion)	309,677
Connie C. Lee (Note Conversion)	32,258
Lee Family Limited Partnership (Note Conversion)	16,129
Electro-diagnosis and Rehabilitation P.A. Retirement Fund (Note Conversion)	16,129
Leopard Aggressive Fund, Ltd. (Note Conversion)	64,516
Michael Filice (Note Conversion)	16,129
JL & Co. (Note Conversion)	16,129
Capital M Group LLC (Note Conversion)	258,064
Richard Stollenwerck (Note Conversion)	64,516
Internet Ventures III (Note Conversion)	322,580
WTI Ventures (Note Conversion)	64,516
Farley West Ventures, LLC (Note Conversion)	322,580
Farley West Ventures II, LLC (Note Conversion)	161,290
Fullerton Capital Partners, L.P. (Note Conversion)	107,258
Farley West Ventures, LLC	129,032
Farley West Ventures II, LLC	145,161
Dave Burow	64,516
Vinnie Vyas	64,516
Will Herman	64,516
Barry Newman	26,961
Judson Cooper	23,444
Richard Stone	23,444
Kurt Bauman	64,119
Comdisco	64,516
Garage.com	32,258
Scott Cook	322,581
Bruce Katz	391,065
Ian Sobieski	3,226
VLG Investments 1999	29,032
Richard Chisholm	3,226
Total:	7,578,224

EXHIBIT D

SERIES D HOLDERS

SCHEDULE OF PURCHASERS

FIRST CLOSING

Name	No. of Shares	Amount
Investor (Guernsey) Ltd.	1,625,000	$13,000,000
TCV IV, L.P.	1,625,000	13,000,000
Crosslink Crossover Fund III, L.P.	329,085	2,632,680
Offshore Crosslink Crossover Fund III, Unit Trust	49,748	397,984
Crosslink Omega Ventures III, L.L.C.	90,480	723,840
Crosslink Offshore Omega Ventures III (a Cayman Islands Unit Trust)	141,087	1,128,696
Omega Bayview, L.L.C.	14,600	116,800
U.S. Venture Partners VI, LP	686,250	5,490,000
USVP Entrepreneur Partners VI, LP	20,250	162,000
USVP VI Affiliates Fund, LP	31,500	252,000
2180 Associates Fund VI, LP	12,000	96,000
Greylock X Limited Partnership	558,913	4,471,304
Greylock X-A Limited Partnership	42,962	343,696
McCance Family Limited Partnership Henry F. McCance, General Partner	11,703	93,624
Howard E. Cox, Jr.	11,703	93,624
The Roger L. Evans Revocable Trust dtd 12/16/99 The Roger L. Evans, Trustee	9,029	72,232
Mapache Investments L.P. u/a/d 05/31/99 David N. Strohm ad Kathryn R. Reavis, Trustees	6,771	54,168
David N. Strohm	2,257	18,056
William S. Kaiser	5,952	47,616
William W. Helman	5,952	47,616
Charles Chi and Renee Van Dieen Community Property	4,347	34,776
Aneel Bhusri	3,009	24,072
Charles M. Hazard, Jr.	2,508	20,064
Hazard Family Trust for Whitney Keane Hazard Katherin Hazard Flynn, Trustee	167	1,336
Hazard Family Trust for Charles Michael Hazard III, Katherin Hazard Flynn, Trustee	167	1,336
Hazard Family Trust for Isabelle Powell Hazard, Katherin Hazard Flynn, Trustee	167	1,336
David Sze	3,009	24,072
David B. Aronoff	134	1,072
Steven Bochner	2,875	23,000
Jeff Samberg	3,125	25,000
Silicon Valley Bank	31,250	250,000
TOTAL	5,331,000	$42,648,000

SECOND CLOSING:

Bruce Katz	24,375	$195,000.00
Comdisco, Inc.	12,500	$100,000.00
Hybrid Venture Partners, L.P.	62,500	$500,000.00
Garage.com	18,750	$150,000.00
Garage.com Investments I, L.P.	18,750	$150,000.00
Internet Ventures VII	78,750	$630,000.00
Scott Cook	34,029	$272,232
Total	249,654	$1,997,232

THIRD CLOSING:

Liam Fullerton Ventures, LLC	93,750	$750,000.00
Liam Fullerton Ventures II, LLC	31,250	$250,000.00
CreateLabs, Inc.	37,500	$300,000.00
Total	162,500	$1,300,000.00

EXHIBIT E

FOUNDERS

Denis Coleman

Sasa Zorovic

Jeff McFadden